================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


        Date of Report (Date of earliest event reported): April 23, 2004

                           JEFFERSON BANCSHARES, INC.
               (Exact name of registrant as specified in charter)


         Tennessee                                      (45-0508261)
         ---------                                      ------------
(State of incorporation or organization)       (IRS Employer Identification No.)



120 Evans Avenue, Morristown, Tennessee                  37814
---------------------------------------                  -----
(Address of principal executive offices)               (Zip Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



================================================================================

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  Exhibit No.               Description
                  -----------               -----------
                  99.1                      Press Release Dated April 23, 2004


ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

         On April 23, 2004, Jefferson Bancshares, Inc., the holding company for Jefferson Federal Bank, announced its financial results for the quarter ended March 31, 2004. The press release announcing financial results for the quarter ended March 31, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       JEFFERSON BANCSHARES, INC.


                                       By: /s/ Anderson L. Smith
                                           -------------------------------------
                                           Anderson L. Smith
                                           President and Chief Executive Officer


Date:  April 23, 2004